SMITH BARNEY INVESTMENT TRUST
ON BEHALF OF
LARGE CAPITALIZATION GROWTH FUND
CLASS Z SHARES
(the "Fund")

Supplement dated July 20, 1999 to
Prospectus dated March 30, 1999

	The following revises and supersedes, as applicable, the discussion under "Performance":

Risk return bar chart

The bar chart below shows changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future.

                        Total Return for Class A Shares

                            [BAR CHART APPEARS HERE]

                                1998    54.72%


This bar chart shows the performance of the fund's Class A shares since inception. Class Z shares would have different performance because of its different expenses.

Quarterly returns:

Highest: 37.85% in 4th quarter 1998; Lowest: 2.54% in 4th quarter 1997

Risk return table

This table compares the average annual total return of each class for the periods shown with that of the S&P 500 Composite Index, a broad-based unmanaged market capitalization-weighted measure of 500 widely held common stocks. This table assumes the imposition of the maximum sales charge applicable to the class, the redemption of shares at the end of the period, and the reinvestment of distributions and dividends.

                          Average Annual Total Returns
                     Calendar Years Ended December 31, 1998

Class             Inception Date 1 year  Since Inception
 A                    8/29/97    46.96%       38.68%
 S&P 500               *         28.60        28.38

*Index comparison begins on August 31, 1997

FD 0